ACQUISITION OF BUSINESSES (Tables)	6 Months Ended
Jun. 30, 2021
Disclosure of detailed information about business combination [abstract]
Disclosure of detailed information about business combinations
The following table summarizes the purchase price allocation of individually insignificant business combinations that were completed in 2021:

US$ MILLIONS
Cash	$51
Contingent consideration	2
Pre-existing interest in business(1)	43
Total consideration	$96
1.Prior to the acquisition, Brookfield held an interest in one of the acquirees which was accounted for using the equity method.
Fair value of assets and liabilities acquired (provisional)(1):

US$ MILLIONS
Cash and cash equivalents	$44
Accounts receivable and other	16
Property, plant and equipment	184
Intangible assets	467
Goodwill	97
Accounts payable and other liabilities	(57)
Non-recourse borrowings	(224)
Deferred income tax liabilities	(99)
Net assets acquired before non-controlling interest	428
Non-controlling interest(2)	(332)
Net assets acquired	$96
1.The fair values of certain acquired assets and liabilities for these operations have been determined on a provisional basis given the proximity of the acquisitions to the reporting date, pending finalization of the determination of the fair values of the acquired assets and liabilities. Our partnership is in the process of obtaining additional information primarily in order to assess the fair values of property, plant and equipment, intangible assets, deferred income taxes and the resulting impact to goodwill as at the date of the acquisitions.
2.Non-controlling interest represents the interest not acquired by Brookfield Infrastructure, measured at fair value at the acquisition dates.
Consideration transferred

US$ MILLIONS
Cash	$584
Total Consideration	$584
Fair value of assets and liabilities acquired as of August 31, 2020 (provisional)(1),(2):

US$ MILLIONS
Accounts receivable and other	$408
Property, plant and equipment	6,900
Intangible assets	830
Goodwill	153
Accounts payable and other liabilities	(417)
Non-recourse borrowings	(2,356)
Lease liabilities	(2,101)
Deferred income tax liabilities	(12)
Net assets acquired before non-controlling interest	3,405
Non-controlling interest(3)	(2,821)
Net assets acquired	$584
1.The fair values of certain acquired assets and liabilities for this operation have been determined on a provisional basis given the proximity of the acquisition to the reporting date, pending finalization of the determination of the fair values of the acquired assets and liabilities. Our partnership is in the process of obtaining additional information primarily in order to assess the initial measurement of right-of-use assets and liabilities as at the date of acquisition.
2.Revisions to the purchase price allocation resulted in adjustments to the preliminary fair values, including intangible assets, property, plant and equipment and deferred income tax liabilities. The offsetting adjustment to goodwill resulted in an increase of approximately $125 million.
3.Non-controlling interest represents the consideration paid for the interest not acquired by Brookfield Infrastructure, measured at fair value at the acquisition date, and includes capital provided by non-controlling interest in the form of shareholder loan to the operating business.